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                                                                    EXHIBIT 10.N

                                 TERM LOAN NOTE

$2,500,000.00                                              Garden City, New York
                                                                    May 28, 1998

         FOR VALUE RECEIVED, the undersigned (jointly and severally, if the undersigned be more than one) promise(s) to pay to the order of MARINE MIDLAND BANK (Bank) at its 534 Brood Hollow Road Office in Melville, New York or, at the holder's option, at such other place as may be designated from time to time by the holder, the principal sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) in lawful money of the United States of America, in sixty (60) installments of principal as follows: 59 equal consecutive monthly installments of $41,666.67 each, commencing July 1, 1998, and payable on the first day of each month thereafter, to and including May 1, 2003, and one final installment on June 1, 2003, in an amount equal do the then unpaid principal balance hereof, together with interest as hereinafter provided.

         This Note shall bear interest until maturity (whether by acceleration or otherwise) at a per annum rate equal to 7.94%. Interest on this Note shall be payable on the 1st day of each month following the date of this Note and on the date the unpaid principal balance is paid in full. In no event shall the rate of interest on this Note exceed the maximum rate authorized by applicable law. If the undersigned is not a corporation, interest will be calculated for each day at 1/365th of the applicable per annum rate. If the undersigned is a corporation, interest will be calculated for each day at 1/360th of the applicable per annum rate, which will result in a higher effective annual rate.

         The undersigned does hereby reserve to itself the privilege of prepaying this Note in whole, but not in part, on any payment date upon compliance with the applicable conditions of this paragraph. In the event that there is a partial or complete prepayment of this Note for any reason (including, without limitation, as a result of acceleration upon default of otherwise), the undersigned shall pay to Bank an amount computed in accordance with the provisions of this paragraph (the "Prepayment Premium"). The Prepayment Premium shall equal the aggregate of the present values of the streams of payments of all installments of this Note being fully or partially prepaid. For each installment, the present value of the stream of payments shall be calculated in accordance with generally accepted practices as determined by Bank, using as a basis for calculation (i) the Semiannual Stream of Payments (as hereinafter defined), (ii) the number of whole and partial semiannual periods between the date of prepayment to the due date of such installment (for the purpose of this calculation, any partial period shall be deemed to be the first period) and (iii) the Treasury Yield (as hereinafter defined) adjusted to a semiannual basis. For each installment, the "Semiannual Stream of Payments" shall mean a stream of payments with each component equal to the product (pro-rated in the case of a partial semiannual period) of the amount of principal of such installment prepaid and one-half (1/2) of the excess (if any) of the Effective Annual Interest Rate (as hereinafter defined) over the annual yield of United States Treasury obligations offered on a secondary market as of the date of


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prepayment (the "Treasury Yield") with maturities as close to the aforesaid due date as are reasonably available on a constant maturity yield curve as determined by Bank (if necessary, interpolating such yield on a linear basis). If the Effective Annual Interest Rate does not exceed the Treasury Yield as computed in accordance with the preceding sentence, no Prepayment Premium shall be payable hereunder. The "Effective Annual Interest Rate" shall mean the stated interest rate of this Note, adjusted, if necessary, to reflect the same basis of calculation as the Treasury Yield. Bank's calculation of the Prepayment Premium shall be conclusive absent manifest error, and the Prepayment Premium shall be payable on demand. In the event that the Prepayment Premium, as computed in accordance with the provisions of this paragraph, shall exceed the maximum amount permissible by law, the amount of the Prepayment Premium shall be reduced to such permissible amount. Any prepayments of the principal balance of this Note shall be permitted only upon sixty (60) days prior written notice to Bank and shall be accompanied by payment of all accrued interest at the rate of interest then applicable to the date of prepayment. Any partial prepayments shall be credited in inverse order of maturity.

         Upon default by the undersigned, and following the acceleration of this Note as provided hereunder, a tender of payment of the amount necessary to satisfy the entire indebtedness secured hereby made at any time prior to foreclosure sale shall constitute an evasion of the prepayment privilege and shall be deemed to be a voluntary prepayment hereunder; and such prepayment, to the extent permitted by law, will therefore include the Prepayment Premium required under the prepayment provision contained in the preceding paragraph.

         If any installment of this Note is not paid when due, whether because such installment becomes due on a Saturday, Sunday or a banking holiday, or for any other reason, the undersigned will pay interest thereon at the applicable rate until the date of actual receipt of such installment by the holder of this Note. In addition, if any installment of principal or interest under this Note is not paid within ten days after its due date, the undersigned will pay the holder of this Note a late charge equal to 5% of the overdue installment.

         This Note is the Term Loan Note referred to in that certain loan and security agreement by and between undersigned and Bank dated as of May 12, 1997, as amended by amendment no. 1 to the loan and security agreement dated as of even dated hereof, and as the same may be further amended from time to time (the "Agreement"), is subject to all of the provisions contained in the Agreement and the other Transaction Documents (as defined in the Agreement) and is entitled to all of the benefits contained therein, including the security interest granted to the Lender in the Collateral (as defined in the Agreement). All of the representations, warranties, covenants, conditions and agreements contained in the Agreement and the other Transaction Documents are herein incorporated by this reference.

         It is expressly agreed that, upon the failure of the Borrower to make any payments due hereunder in a timely manner, or upon the happening of any "Event of Default" hereunder, or under the Agreement or the other Transaction Documents, the principal sum hereof, together with accrued interest and all other expenses, including, but not limited to reasonable attorneys'


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fees for legal services incurred by the holder hereof in connection with the collection of this Note whether or not suit is brought, and if suit is brought, then through all appellate actions, shall immediately become due and payable at the option of the holder of this Note. Upon occurrence of an Event of Default, whether or not Bank exercises any of its rights and remedies contained herein or in the Agreement, including the right to declare all obligations hereunder to be immediately due and payable, the undersigned shall pay interest on the unpaid principal balance hereunder at a rate equal to the rate of interest hereinbefore specified plus 3% ("Default Rate"). The unpaid principal balance hereunder shall bear the Default Rate of Interest until (i) all obligations under this Note are paid in full; (ii) the undersigned has cured said Event of Default to the satisfaction of Bank; or (iii) Bank, in writing, has waived said Event of Default.

         No failure by the holder hereof to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such holder may otherwise have.

         No rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the undersigned and the holder hereof.

         This Note shall be governed by the laws of the State of New York. The undersigned agrees to pay all costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, actual attorneys' fees and disbursements.

                                                    NAPCO Security Systems, Inc.

                                            By:     /s/ KEVIN BUCHEL
                                                    Kevin Buchel
                                                    Senior Vice President


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         FOR VALUE RECEIVED, the undersigned (jointly and severally, if more than one) irrespective of the genuineness, validity, regularity or enforceability of this Note, hereby indorse(s) and unconditionally guarantees to any holder of this Note the full and prompt payment of the indebtedness evidenced by this Note when due by acceleration or otherwise; agree(s) to all the terms and conditions of this Note; and consent(s) that from time to time, without notice to the undersigned and without affecting any liability of the undersigned, any collateral for payment of such indebtedness may be exchanged, released, surrendered, sold (whether on foreclosure or otherwise), applied or otherwise dealt with by, and at the election of any holder hereof, any time of payment under this Note may be extended or accelerated in whole or in part, and this Note may be renewed in whole or in part.

         The undersigned waive(s) presentment, protest and demand and also notice of dishonor, protest and demand.

                                                Alarm Lock Systems, Inc.

                                        By:     /s/ KEVIN BUCHEL
                                                Kevin Buchel
                                                Vice President

                                                UMI Manufacturing Corp.

                                       By:      /s/ KEVIN BUCHEL
                                                Kevin Buchel
                                                Vice President

                                                E.E. Electronic Components Inc.

                                       By:      /s/ KEVIN BUCHEL
                                                Kevin Buchel
                                                Vice President


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                                                Derringer Security Systems, Inc.

                                       By:      /s/ KEVIN BUCHEL
                                                Kevin Buchel
                                                Vice President

                                                Raltech Logic, Inc.

                                       By:      /s/ KEVIN BUCHEL
                                                Kevin Buchel
                                                Vice President

                                                NAPCO Security Systems
                                                International, Inc.

                                       By:      /s/ KEVIN BUCHEL
                                                Kevin Buchel
                                                Vice President


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